Income Taxes (Summary of Tax Effects of Temporary Differences that Give Rise to Significant Portions of Deferred Tax Assets and Liabilities) (Details) - USD ($) $ in Thousands	Aug. 31, 2015	Aug. 31, 2014
Deferred tax assets:
Accrued liabilities	$ 240	$ 279
Other assets	157	169
Inventory capitalization	266	446
Deferred revenue	348	139
Total current deferred tax assets	1,011	1,031
Noncurrent assets:
Depreciation	1,834	2,310
Inventory reserves	2,973	2,689
Deferred rent	22	29
Other assets	1,013	859
Net operating loss carryforward	112,373	101,485
Federal and state tax credit carryforward	8,919	8,919
Total noncurrent deferred tax assets	127,133	116,291
Total deferred tax assets	128,145	117,323
Less valuation allowance	$ (128,145)	$ (117,323)
Net deferred tax assets